UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 13, 2017

Donnelley Financial Solutions, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-37728	36-4829638
(Commission File Number)	(IRS Employer Identification No.)

35 West Wacker Drive, Chicago, Illinois	60601
(Address of Principal Executive Offices)	(Zip Code)

(844) 866-4337

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01. Regulation FD Disclosure.

On June 13, 2017, Donnelley Financial Solutions, Inc. (the “Company”) issued a press release announcing the pricing of the offering of 6,143,208 shares of its common stock at a public offering price of $21.25 per share. The shares have been offered by Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC and Wells Fargo Securities, LLC (together, the “Selling Stockholders”). Immediately prior to the consummation of the offering, R.R. Donnelley & Sons Company (“RRD”) will exchange the shares of common stock to be sold by the Selling Stockholders in the offering with the Selling Stockholders (who are also the underwriters in the offering) or their affiliates for certain debt obligations of RRD held by the Selling Stockholders or their affiliates. RRD will retain 99,594 shares of our common stock upon the consummation of the exchange. The Company has also granted the underwriters in the offering a 30-day option to purchase up to an additional 921,481 shares of the Company’s common stock at the public offering price, less underwriting discounts and commissions. A registration statement on Form S-1 relating to the Company’s common stock (File No. 333-216933) has been filed with, and declared effective by, the Securities and Exchange Commission. The Company will not receive any of the proceeds from the sale of the shares by the Selling Stockholders. The offering is expected to close on June 21, 2017, subject to customary closing conditions.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Form 8-K is being furnished pursuant to Item 7.01, and the information contained herein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities under that Section.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press release of Donnelley Financial Solutions, Inc. dated June 13, 2017 announcing the pricing of the secondary common stock offering.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

DONNELLEY FINANCIAL SOLUTIONS, INC.

Date: June 13, 2017	By:	/s/ Jennifer Reiners
	Name:	Jennifer Reiners
	Title:	Executive Vice President; General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of Donnelley Financial Solutions, Inc. dated June 13, 2017 announcing the pricing of the secondary common stock offering.